Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Verdant Commercial Capital, LLC (the “Company”)
BofA Securities, Inc.
Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re: Verdant Receivables 2025-1 LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2025-1 Preliminary Asset pool 2025 02 28 (sent).xlsx” provided by the Company on March 20, 2025, containing information on 3,353 equipment lease contracts (the “Contracts”) as of February 28, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Verdant Receivables 2025-1 LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00.

•	The term “InfoLease” means the Company’s servicing system.

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•	The term “Sources” means the following information related to the Sample Contracts (defined below), provided by the Company:

–	Equipment Financing Agreements (including any amendments thereto)

–	Lease Agreements (including any amendments thereto)

–	Equipment Invoices

–	Booking Forms

–	Screenshots from InfoLease containing information for each Sample Contract, including contract details and upfront sales tax payable journal entries (the “InfoLease Screenshots”)

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 100 Contracts from the Data File (the “Sample Contracts”). A listing of the Sample Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Contracts we were instructed to randomly select from the Data File.

B.	For each Sample Contract, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions
Obligor Name	Equipment Financing Agreement, Lease Agreements, InfoLease Screenshots. Variations due to truncation, abbreviation, or use of DBA name are not to be considered exceptions.
Obligor State	Equipment Financing Agreement, Lease Agreements, Booking Form, InfoLease Screenshots
Industry (NAICS Code)	Booking Form
Total Equipment Cost

Equipment Invoice, Equipment Financing Agreement, Lease Agreements, InfoLease Screenshots, Booking Form

If the “Transaction Items” list appearing on the Booking Form includes any “Financed Doc Fee,” “Capitalized Interim Interest,” and/or “Subsidy,” subtract the Financed Doc Fee and Capitalized Interim Interest amount, if any, from the Net Equipment Cost and add the “Subsidy” amount, if any, to the Net Equipment Cost on the Booking Form.

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Attribute	Source / Instructions
Original Term to Maturity (in months)	Equipment Financing Agreement, Lease Agreements, InfoLease Screenshots
Scheduled Payment Amount	Equipment Financing Agreement, Lease Agreements, Booking Form, InfoLease Screenshots
First Payment Date (month and year)	Equipment Financing Agreement, Lease Agreements, InfoLease Screenshots
Maturity Date (month and year)	Recompute by adding the Original Term to Maturity (in months) to the commencement date stated on the Equipment Financing Agreement, Lease Agreement, or InfoLease Screenshots, or compare to InfoLease Screenshots
Booked Residual Value	Booking Form
We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

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This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity,including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
April 4, 2025

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Exhibit A

The Sample Contracts

Sample Contract Number	Sample Contract ID (*)	Sample Contract Number	Sample Contract ID (*)

1	20251001	51	20251051
2	20251002	52	20251052
3	20251003	53	20251053
4	20251004	54	20251054
5	20251005	55	20251055
6	20251006	56	20251056
7	20251007	57	20251057
8	20251008	58	20251058
9	20251009	59	20251059
10	20251010	60	20251060
11	20251011	61	20251061
12	20251012	62	20251062
13	20251013	63	20251063
14	20251014	64	20251064
15	20251015	65	20251065
16	20251016	66	20251066
17	20251017	67	20251067
18	20251018	68	20251068
19	20251019	69	20251069
20	20251020	70	20251070
21	20251021	71	20251071
22	20251022	72	20251072
23	20251023	73	20251073
24	20251024	74	20251074
25	20251025	75	20251075
26	20251026	76	20251076
27	20251027	77	20251077
28	20251028	78	20251078
29	20251029	79	20251079
30	20251030	80	20251080
31	20251031	81	20251081
32	20251032	82	20251082
33	20251033	83	20251083
34	20251034	84	20251084
35	20251035	85	20251085
36	20251036	86	20251086
37	20251037	87	20251087
38	20251038	88	20251088
39	20251039	89	20251089
40	20251040	90	20251090
41	20251041	91	20251091
42	20251042	92	20251092
43	20251043	93	20251093
44	20251044	94	20251094
45	20251045	95	20251095
46	20251046	96	20251096
47	20251047	97	20251097
48	20251048	98	20251098
49	20251049	99	20251099
50	20251050	100	20251100

(*)	The Company assigned a unique contract ID to each Contract in the Data File. The Sample Contract ID’s referred to in this Exhibit are not the Company’s contract ID’s.

A-1